UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2014

STAPLES, INC.
(Exact name of registrant as specified in charter)
Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On March 6, 2014, Staples, Inc. announced its financial results for the quarter and fiscal year ended February 1, 2014.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05     Costs Associated with Exit or Disposal Activities

The performance of the Company’s retail stores has consistently fallen short of management’s expectations over the past few years, and the Company continues to see customer demand shifting to online channels.  As a result of these trends, on March 4, 2014, the Company’s Board of Directors (the “Board”) approved the closure of up to 225 retail stores in North America by the end of fiscal year 2015.  The Company expects that these closures will improve the performance of its retail portfolio, as the Company increases its focus on growing its online businesses.

As part of the Company’s continuing efforts to transform its business, the Board also approved the initiation of a cost savings plan to generate annualized pre-tax savings of approximately $500 million by the end of fiscal 2015.  The Company expects the savings to come from supply chain, retail store closures and labor optimization, non-product related costs, IT hardware and services, marketing, sales force, and customer service.  The Company plans to reinvest some of the savings in its strategic initiatives.

In connection with these plans the Company expects to incur material charges related to lease obligations, severance costs, long-lived asset impairments, inventory write-downs, and other associated costs.   As of the date hereof, the Company was in the process of developing the detailed elements of these plans, and as such it did not yet have reliable estimates of the costs that will be incurred, nor did it yet have specifics regarding the courses of action to be undertaken.  The Company will provide an update once the plans have been developed and reasonable estimates of the costs to be incurred can be derived.

Item 9.01     Financial Statements and Exhibits

The exhibit listed on the Exhibit Index immediately preceding such exhibit is furnished as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 6, 2014	Staples, Inc.

		By:	/s/ Christine T. Komola
Christine T. Komola
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 6, 2014.